UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)    January 22, 2009
                                           ----------------------

                            American River Bankshares
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             (Exact name of Registrant as Specified in Its Charter)


                                   California
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                 (State or Other Jurisdiction of Incorporation)


          0-31525                                      68-0352144
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  (Commission File Number)                  (IRS Employer Identification No.)


3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA                95670
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     (Address of Principal Executive Offices)                    (Zip Code)


                                 (916) 851-0123
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              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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The Index to Exhibits is on Page 3

Item 2.02.  Results of Operations and Financial Condition.

Registrant issued a press release January 22, 2009 announcing earnings for the fourth quarter of 2008. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.1. The information included in the press release is considered to be "filed" under the Securities Exchange Act of 1934.

Item 8.01.  Other Events.

Registrant issued a press release January 22, 2009 announcing that it has decided not to participate in the U.S. Department of Treasury Capital Purchase Program. The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits

                  (99.1)   Earnings press release dated January 22, 2009
                  (99.2)   Capital Purchase Program press release dated
                           January 22, 2009


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMERICAN RIVER BANKSHARES

                                    /s/ Mitchell A. Derenzo
                                    --------------------------------------------
January 22, 2009                    Mitchell A. Derenzo, Chief Financial Officer
                                    (Principal Accounting and Financial Officer)


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

INDEX TO EXHIBITS


Exhibit No.      Description                                          Page
-----------      ------------------------------------------------     ----
99.1             Earnings press release of American River               4
                 Bankshares dated January 22, 2009

99.2             Capital Purchase Program press release of             13
                 American River Bankshares dated January 22, 2009


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